Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations

3. DISCONTINUED OPERATIONS

In October 2006, management and the Board of Directors of the Company approved a plan to discontinue the operations of its non-prescription ophthalmic pharmaceutical business (the OTC Business). The plan included the sale of the assets of the Company’s OTC Business and also the termination of its sales and marketing personnel. The Company previously determined that the discontinued OTC Business comprised operations and cash flows that could be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Company. Accordingly, the results of operations for the discontinued OTC Business have been presented as discontinued operations. During the year ended December 31, 2010, the Company received a $4,000,000 option payment from the acquirer of the assets of the OTC Business to provide it with an additional two years to develop one of the acquired products. In 2011, the acquirer informed the Company that it was no longer pursuing development of the product. There were no revenues or expenses from discontinued operations during the years ended December 31, 2011 and 2009, respectively. The following table presents basic and diluted earnings per share from discontinued operations for the year ended December 31, 2010 (in thousands except share and per share data):

Net income from discontinued operations	$4,000
Net income from discontinued operations per share — Basic and diluted	$0.18
Weighted-average shares outstanding — Basic and diluted	22,167,873